UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 25, 2002

PULTE HOMES, INC
(Exact name of registrant as specified in its Chapter)

Michigan		38-2766606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Bloomfield Hills Parkway, Suite 200, Bloomfield Hills,	Michigan 48304

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(248) 647-2750

(Former name or former address, if changed since last report)

SIGNATURES
INDEX TO EXHIBITS
Investor Conference Presentation Materials

Item 5. Other Events

     On February 25, 2002, Pulte Homes, Inc. held an investor conference to discuss the Company’s business opportunities. Presentation materials, which were distributed at the conference, are attached as Exhibit 99.1 hereto.

Item 7. Exhibits

     Exhibit 99.1 Pulte Homes, Inc., Investor Conference presentation materials.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Date: February 25, 2002	By:	/s/ John. R. Stoller

Name: John R. Stoller
Title: Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Pulte Homes, Inc., Investor Conference presentation materials